UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 20, 2012
Date of Report (Date of earliest event reported)

NAVARRE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7400 49th Avenue North, Minneapolis, MN 55428
(Address of principal executive offices) (Zip Code)

(763) 535-8333
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 21, 2012, Navarre Corporation (the “Company”), filed a Current Report on Form 8-K (the “November 8-K”) reporting, among other things, that on November 20, 2012 the Company completed the acquisition of all of the equity interests of SpeedFC, Inc., a Delaware corporation (referred to herein as “SpeedFC”) from the former stockholders and optionholders of SpeedFC through a merger of SpeedFC with and into a Minnesota corporation and wholly-owned subsidiary of the Company, which subsidiary is the surviving entity of the transaction (the “Merger”).

In the November 8-K, the Company also reported that the financial statements and pro forma financial information related to the Merger and required under Item 9.01 would be filed no later than 71 days following the date that the November 8-K was required to be filed. This Amendment No. 1 to the November 8-K contains the required financial statements and pro forma financial information.

The foregoing description of the Merger contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger which is filed with the Company’s September 28, 2012 Current Report on Form 8-K as Exhibit 2.1, and Amendment No. 1 to the Agreement and Plan of Merger, which is filed with the Company’s October 30, 2012 Current Report on Form 8-K as Exhibit 2.1, both of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The consolidated balance sheets of SpeedFC, Inc. (and its subsidiary) as of December 31, 2011 and December 31, 2010 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the independent auditor’s report required by this Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The consolidated balance sheet of SpeedFC, Inc. (and its subsidiary) as of September 30, 2012 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the three and nine months ended September 30, 2012 and September 30, 2011 required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated September 27, 2012, by and among Navarre Corporation, SFC Acquisition, Co., Inc., SpeedFC, Inc., the SFC Equityholders and Jeffrey B. Zisk (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2012)

2.2	Amendment No. 1 to Agreement and Plan of Merger dated October 29, 2012 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 30, 2012)

2

99.1	Financial Statements of Business Acquired

Report of Independent Registered Public Accounting Firm

Consolidated balance sheets as of December 31, 2011 and 2010, and related consolidated statements of operations, changes in stockholders’ equity and cash flows

99.2	Financial Statements of Business Acquired

Consolidated balance sheet as of September 30, 2012, and related consolidated statements of operations for the three and nine months ended September 30, 2012 and September 30, 2011 and cash flows for the nine months ended September 30, 2012 and September 30, 2011

99.3	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2012, and statements of operations for the six months ended September 30, 2012 and the year ended March 31, 2012

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2013	NAVARRE CORPORATION

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

4

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated September 27, 2012, by and among Navarre Corporation, SFC Acquisition, Co., Inc., SpeedFC, Inc., the SFC Equityholders and Jeffrey B. Zisk (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2012)

2.2	Amendment No. 1 to Agreement and Plan of Merger dated October 29, 2012 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 30, 2012)

99.1	Financial Statements of Business Acquired

Report of Independent Registered Public Accounting Firm

Consolidated balance sheet as of December 31, 2011 and 2010, and related consolidated statements of operations, changes in stockholders’ equity and cash flows

99.2	Financial Statements of Business Acquired

Consolidated balance sheet as of September 30, 2012, and related consolidated statements of operations for the three and nine months ended September 30, 2012 and September 30, 2011 and cash flows for the nine months ended September 30, 2012 and September 30, 2011

99.3	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2012, and statements of operations for the six months ended September 30, 2012 and the year ended March 31, 2012

5